UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2007
GATX Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8319	94-1661392
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)

500 West Monroe Street Chicago, Illinois		60661-3676
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (312) 621-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 27, 2007, GATX Corporation (“GATX”) announced that its wholly-owned operating subsidiary, GATX Financial Corporation (“GFC”), will merge into its parent company, GATX. This action will simplify GATX’s corporate structure and eliminate certain redundancies and costs. All outstanding debt and other financial obligations of GFC will become the obligations of GATX. This merger is expected to have no material impact on the financial performance or operations of GATX. The merger is expected to be completed in the next several weeks.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX FINANCIAL CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Vice-President, Chief Financial Officer (Duly Authorized Officer)

Date: April 27, 2007